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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 15, 2004


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                   ------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                  000-22474                            87-0418807
                  ---------                            ----------
           (Commission File Number)      (I.R.S. Employer Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  215-940-4000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         All references to the "Company" in this Current Report on Form 8-K
("Current Report") refer to American Business Financial Services, Inc., a Delaware corporation, and its subsidiaries, unless the context of the description indicates otherwise.

         Some of the information in this Current Report may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result, " "may, " "are expected to, " "will continue to," "is anticipated," "estimate," "believes," "projected," "intends to" or other similar words. These forward-looking statements regarding the Company's business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described in the Company's reports filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including "Business - Risk Factors" in the Company's Annual Report on Form 10-K for the year ended June 30, 2004, which could cause the Company's actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep these risk factors in mind as well as the other cautionary statements in this Current Report. You should not place undue reliance on any forward-looking statement.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

$23.0  Million Interim Residual Repurchase Facility

         On November 15, 2004, the Company entered into a definitive agreement with The Patriot Group, LLC for a $23.0 million interim residual repurchase facility in the form of a repurchase agreement which is described below in Item 2.03.

Amendment to Security Agreements related to Senior Collateralized
 Subordinated Notes

         In connection with the financing described below and the related restructuring of the Company's subsidiaries, certain of the subsidiaries (each a "grantor" and collectively, the "grantors") of the Company entered into an amended and restated security agreement dated November 15, 2004 with U.S. Bank, National Association, as trustee for the holders of the senior collateralized subordinated notes issued in the exchange offers engaged in by the Company, which amends and restates the existing security agreements related to the senior collateralized subordinated notes. Pursuant to the amended and restated security agreement, the grantors reconfirmed the prior grant to the trustee of a security interest in the right to receive certain cash flows arising out of each grantor's ownership interest in ABFS Warehouse Trust 2003-1 or ABFS Warehouse Trust 2004-1, the special purpose entity formed by the Company in connection with the financing described below.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

$23.0 Million Interim Residual Repurchase Facility

         On November 15, 2004, the Company entered into a definitive agreement with The Patriot Group, LLC ("Patriot") for a $23.0 million interim residual repurchase facility (the "interim repurchase facility") pursuant to which Patriot purchased interest-only strips held by a special purpose entity organized by the Company to facilitate the transaction (the "Seller") for $23.0 million. The interest-only strips transferred pursuant to this agreement had a book value of $87.6 million at September 30, 2004. The interim repurchase facility carries a pricing rate of 13.5% per annum over the term of the facility and required a payment at closing of a repurchase premium of $1.4 million. Under the terms of the interim repurchase facility, the Seller agreed to repurchase the interest-only strips from Patriot on the termination date of the repurchase facility in exchange for the Seller's payment of a repurchase price equal to $23.0 million plus any unpaid pricing differential and fees under the agreement,


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less any permanent margin payments made by the Seller. An exit fee of $100,000 is also due to Patriot on the termination date. The termination date of the interim repurchase facility is the earliest of (i) December 2, 2005, (ii) at Patriot's option, upon an event of default, (iii) at the Seller's option, upon notice by Patriot that a change of law as described in the interim repurchase facility has or would have the effect of reducing Patriot's rate of return, and
(iv) the execution of definitive documentation with respect to the warehouse facility and permanent residual repurchase facility, as described in the Company's Current Report on Form 8-K filed on November 2, 2004, provided that such execution occurs not later than the close of business on November 22, 2004. All income payments on the interest-only strips purchased by Patriot in connection with the interim repurchase facility that are made on or after November 1, 2004 will be received by Patriot, applied to the obligations owed to Patriot under the interim repurchase facility, and considered as permanent margin payments. If the warehouse facility and permanent residual repurchase facility with Patriot are not effective by the close of business on November 22, 2004, the Company agreed to pay an additional exit fee of $250,000 on the last business day of every 90-day period until the obligations under the interim repurchase facility are paid in full.

         Although this transaction is structured as a sale and not a loan to the Company, the Company granted Patriot a security interest in all of the interest-only strips transferred pursuant to the interim repurchase facility and all related assets, any rights of the Seller or its affiliates to effect a cleanup call with respect to the securitizations related to the interest-only strips, and any rights to purchase delinquent loans in the underlying securitizations, the exercise of which may only be controlled by Patriot upon an event of default and notice to the Seller of the desire to control the exercise of such rights. To secure the Company's obligations under the interim repurchase facility, the Seller also pledged to Patriot the stock of a wholly-owned entity which owns an interest-only strip with a book value of $23.2 million. In addition, one of the Company's subsidiaries granted Patriot an interest in its servicing advances received from borrowers in connection with the Company's servicing activities as additional collateral.

         The interim repurchase facility contains representations, warranties, conditions, covenants and events of default customary for facilities of this type. The interim repurchase facility contains customary and other on-going conditions pursuant to which the Company will be required (i) to maintain at all times an effective registration statement with the Securities and Exchange Commission for the sale of at least $30.0 million of subordinated debentures;
(ii) to maintain its ability to sell or issue its subordinated debentures or senior collateralized subordinated notes, except for the inability to sell or issue subordinated debentures or senior collateralized subordinated notes (a) on or after December 5, 2004 for more than three consecutive weeks or (b) on more than two occasions during the term of the interim repurchase facility irrespective of the length of time of any such two occasions; (iii) to satisfy all requirements for the continued listing of its common stock on the NASDAQ National Market, with a delisting notification to be considered a default under the interim repurchase facility subject to the cure period or appeal process provided in the applicable NASDAQ listings standards or regulations; and (iv) to retain Messrs. Santilli, Ruben and Mandia in their current positions at the Company or to secure a replacement employee reasonably satisfactory to Patriot during the term of the interim repurchase facility. In addition, the interim repurchase facility requires that there must not have occurred any material adverse change or effect as described in the agreement and subjects the Company to the following conditions: (i) a requirement to provide a description of the intended use of the proceeds from the interim repurchase facility that is satisfactory to Patriot; and (ii) the Company's assignment to Patriot of a "key man" life insurance policy equal to at least $2.0 million.

         The failure to satisfy any of the initial or on-going conditions contained in the interim repurchase facility or the loss of servicing rights under more than two of the Company's outstanding securitizations or a default under any warehouse facility constitutes an event of default which will accelerate payment of amounts due under the interim repurchase facility and require the Seller to repurchase immediately the interest-only strips sold to


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Patriot. The agreement also provides that, in the event of an event of default, if the Seller is unable to repurchase the interest-only strips sold to Patriot and pay all obligations due to Patriot pursuant to the terms of the agreement, Patriot may sell the interest-only strips and the Seller has no right to receive any of the interest-only strips sold pursuant to the agreement or to receive the proceeds of such sale, which Patriot may retain, after crediting the Seller in an amount equal to the repurchase price plus other expenses and fees owing to Patriot. The Company also acknowledged that assessments of the market value of the interest-only strips and the related assets transferred to Patriot pursuant to this agreement will be made by Patriot in its sole discretion.

         The interim repurchase facility will be accounted for as a financing transaction with the assets transferred to Patriot retained on the Company's balance sheet and the right to repurchase recorded as a liability on the balance sheet.

         As previously disclosed, on October 27, 2004, the Company executed a commitment letter with Patriot dated as of October 26, 2004, for: (i) a $30.0 million warehouse facility to fund the origination of newly originated loans; and (ii) a $23.0 million permanent residual repurchase facility. This commitment letter terminates on November 22, 2004 unless extended by the parties.

         In connection with the repurchase transaction described above, the Company received the consent from the lender on its $250.0 million facility to release the lien on the assets transferred to Patriot and agreed with an affiliate of the lender to accelerate fees due of $2.0 million plus fees and expenses related to the repurchase transaction. The affiliate of the lender also agreed to extend the payment of fees owed to it related to a new $150.0 million facility which the Company is negotiating.

         The foregoing brief summaries of agreements entered into by the Company are not intended to be complete, and are qualified in their entirety by reference to the agreements, which are incorporated by reference from the Company's reports filed pursuant to the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


         (a) Financial Statements of Businesses Acquired

                  None.

         (b) Pro-forma Financial Information

                  None.

         (c) Exhibits

                  The following exhibits are filed herewith:

Exhibit
Number    Description
-------   -----------

10.1      Master Repurchase Agreement, dated as of November 15, 2004, by and among The Patriot Group,
          LLC, as Buyer, ABFS Warehouse Trust 2004-2, as Seller, American Business Financial Services,
          Inc., American Business Credit, Inc. and ABFS Consolidated Holdings, Inc.


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
Exhibit
Number    Description
-------   -----------

10.2      Security Agreement, dated as of November 15, 2004, made by American Business Credit, Inc., as
          Grantor, in favor of The Patriot Group, LLC, as Buyer.

10.3      Pledge and Security Agreement, dated as of November 15, 2004, made by ABFS Warehouse Trust
          2004-2, as Grantor, in favor of The Patriot Group, LLC, as Secured Party.

10.4      Pledge and Security Agreement, dated as of November 15, 2004, made by American Business
          Financial Services, Inc., as Grantor, in favor of The Patriot Group, LLC, as Secured Party.

10.5      Amended and Restated Security Agreement dated November 15, 2004, among ABFS Consolidated
          Holdings, Inc., American Business Mortgage Services, Inc., HomeAmerican Credit, Inc. and
          American Business Credit, Inc., each a Grantor and collectively the Grantors and U.S. Bank,
          National Association, a national banking association, as trustee for the Securityholders.

10.6      Letter Agreement, dated November 12, 2004 between Clearwing Capital, LLC and ABFS Warehouse
          Trust 2003-1.


















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 19, 2004

                            AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                            By:    /s/ Stephen M. Giroux
                                   ---------------------------------------
                            Name:  Stephen M. Giroux
                            Title: Executive Vice President, General Counsel
                                   and Secretary


























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                                  EXHIBIT INDEX

Exhibit
Number    Description
-------   -----------

10.1     Master Repurchase Agreement, dated as of November 15, 2004, by and among The Patriot Group,
         LLC, as Buyer, ABFS Warehouse Trust 2004-2, as Seller, American Business Financial Services,
         Inc., American Business Credit, Inc. and ABFS Consolidated Holdings, Inc.

10.2     Security Agreement, dated as of November 15, 2004, made by American Business Credit, Inc., as
         Grantor, in favor of The Patriot Group, LLC, as Buyer.

10.3     Pledge and Security Agreement, dated as of November 15, 2004, made by ABFS Warehouse Trust
         2004-2, as Grantor, in favor of The Patriot Group, LLC, as Secured Party.

10.4     Pledge and Security Agreement, dated as of November 15, 2004, made by American Business
         Financial Services, Inc., as Grantor, in favor of The Patriot Group, LLC, as Secured Party.

10.5     Amended and Restated Security Agreement dated November 15, 2004, among ABFS Consolidated
         Holdings, Inc., American Business Mortgage Services, Inc., HomeAmerican Credit, Inc. and
         American Business Credit, Inc., each a Grantor and collectively the Grantors and U.S. Bank,
         National Association, a national banking association, as trustee for the Securityholders.

10.6     Letter Agreement, dated November 12, 2004 between Clearwing Capital, LLC and ABFS Warehouse
         Trust 2003-1.















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